[INTERGRAPH LETTERHEAD]



                           GREEN MOUNTAIN INC.

                           CONSULTING CONTRACT

                          AMENDMENT NUMBER FOUR



The consulting contract between Intergraph Corporation and Green Mountain, Inc. dated January 17th 1990 is hereby extended through December 31, 1994.



Green Mountain, Inc.                           Intergraph Corporation

By: /s/ Gerald F. Donovan                      By: /s/ Larry Laster
   ----------------------                         ------------------------

Title: President                               Title: Executive Vice President




                           [INTERGRAPH LETTERHEAD]




                             GREEN MOUNTAIN INC.

                             CONSULTING CONTRACT

                            AMENDMENT NUMBER FIVE



The consulting contract between Intergraph Corporation and Green Mountain, Inc. dated January 17th 1990 is hereby extended through December 31, 1995.



Green Mountain, Inc.                     Intergraph Corporation

By: /s/ Gerald F. Donovan                By: /s/ Larry Laster
   -----------------------                   -------------------

Title: President                         Title: Executive Vice President